UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 11, 2026

Caring Brands, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-42941	99-4103908
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

130 S Indian River Drive,

Suite 202 pbm# 1232,

Fort Pierce, FL 34950

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (561) 896-7616

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, par value $0.001 per share	CABR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02

As previously disclosed in the Current Report on Form 8-K filed by Caring Brands, Inc. (the “Company”) with the Securities and Exchange Commission (the “SEC”) on August 25, 2026 (the “August 25 Report”), on August 21, 2026, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain accredited investors (collectively, the “Investors”), pursuant to which the Company agreed to issue and sell to the Investors, in a private placement (the “Offering”), up to 11,000 shares of the Company’s Series B Convertible Preferred Stock, par value $0.001 per share (the “Series B Preferred Stock”), at a purchase price of $1,000 per share, together with Common Stock Purchase Warrants A (the “Series A Warrants”) and Common Stock Purchase Warrants B (the “Series B Warrants” and, together with the Series A Warrants, the “Warrants”) to purchase shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at exercise prices of $0.825 and $0.95 per share, respectively. As previously disclosed in the Current Report on Form 8-K filed with the SEC on September 1, 2026 (the “September 1 Report”), on September 1, 2026, the Company completed an initial closing under the Purchase Agreement (the “Initial Closing”), at which it issued 4,600 shares of Series B Preferred Stock, Series A Warrants to purchase up to 4,600,000 shares of Common Stock and Series B Warrants to purchase up to 4,600,000 shares of Common Stock, for aggregate gross proceeds of $4,600,000.

On September 11, 2026, the Company completed an additional closing under the Purchase Agreement (the “Subsequent Closing”), at which the Company issued and sold to certain of the Investors (i) 2,549.9 shares of Series B Preferred Stock, (ii) Series A Warrants to purchase up to 2,549,900 shares of Common Stock and (iii) Series B Warrants to purchase up to 2,549,900 shares of Common Stock, for aggregate gross proceeds of $2,549,900. The shares of Series B Preferred Stock issued at the Subsequent Closing are initially convertible into an aggregate of 3,642,714 shares of Common Stock at the initial conversion price of $0.70 per share, subject to adjustment and subject to the 19.99% exchange cap (the “Exchange Cap”) and the beneficial ownership limitations described in the August 25 Report. Following the Subsequent Closing, the Company has issued in the Offering an aggregate of 7,149.9 shares of Series B Preferred Stock, Series A Warrants to purchase up to 7,149,900 shares of Common Stock and Series B Warrants to purchase up to 7,149,900 shares of Common Stock, for aggregate gross proceeds of $7,149,900.

The September 1 Report disclosed that, as of its date, subscription documents for an additional $4,400,000 had been executed and that the Company expected the related funds to be released on or before September 4, 2026. The Company may complete one or more additional closings under the Purchase Agreement with respect to the remaining amount of such subscriptions; however, no assurance can be given that any such closing will occur, in whole or in part, or as to its timing. The unaudited pro forma balance sheet included under Item 7.01 below does not give effect to any such additional closing.

All shares of Series B Preferred Stock and Warrants issued at the Subsequent Closing were issued solely to Investors that executed the Purchase Agreement on August 21, 2026. The securities described above were offered and sold in reliance upon the exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506(b) of Regulation D promulgated thereunder. Each Investor represented that it is an “accredited investor” as defined in Rule 501(a) of Regulation D. The securities issued in the Offering, and the shares of Common Stock issuable upon conversion or exercise thereof, have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

The terms of the Purchase Agreement, the Series B Preferred Stock, the Warrants and the Registration Rights Agreement entered into in connection with the Offering (the “Registration Rights Agreement”) are described in the August 25 Report, and such descriptions are incorporated herein by reference. Such descriptions do not purport to be complete and are qualified in their entirety by reference to the full text of the applicable documents, copies of which were filed as exhibits to the August 25 Report and are incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

Preliminary Pro Forma Financial Information

As previously disclosed, on April 7, 2026, the Company received a notice (the “Notice”) from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that it was not in compliance with Nasdaq Listing Rule 5550(b)(1) (the “Stockholders’ Equity Requirement”), which requires companies listed on The Nasdaq Capital Market to maintain stockholders’ equity of at least $2,500,000. The Notice was based on the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, which reported stockholders’ equity of $2,091,324. The Company subsequently submitted a plan to regain compliance with the Stockholders’ Equity Requirement. On July 15, 2026, the Company received a Staff Delisting Determination (the “Delisting Determination”) denying the Company’s request for continued listing on The Nasdaq Capital Market.

The Company is providing the preliminary, unaudited pro forma condensed consolidated balance sheet as of August 31, 2026 and the accompanying notes furnished as Exhibit 99.1 to this Current Report on Form 8-K (the “Preliminary Pro Forma Information”). The Preliminary Pro Forma Information gives effect to the private placement closings as if they had occurred on August 31, 2026. It reflects preliminary pro forma stockholders’ equity of $8,220,419, exceeding the Stockholders’ Equity Requirement.

Nasdaq will continue to monitor the Company’s ongoing compliance with the Stockholders’ Equity Requirement and, if at the time of its next periodic report the Company does not evidence compliance, the Company may be subject to delisting. The Company’s next periodic report will be its Quarterly Report on Form 10-Q for the quarter ending September 30, 2026. The Company intends to submit this Current Report on Form 8-K to the Panel in support of a determination that the Company has regained compliance with the Stockholders’ Equity Requirement. This report and the Preliminary Pro Forma Information are being provided in connection with the Company’s request for a favorable Panel determination. They do not constitute Nasdaq confirmation that the deficiency has been resolved or that the delisting proceedings have been terminated.

Based on the completed transactions and management’s assessment of the Company’s financial condition, the Company believes that it has regained compliance with the Equity Requirement. The Company has requested that the Nasdaq Hearings Panel (the “Panel”) resolve the previously disclosed stockholders’ equity deficiency and confirm the Company’s compliance. There can be no assurance that the Panel or Nasdaq will determine that the Company has regained compliance, that any such determination will not be subject to conditions or a monitoring period, or that the Company will be able to maintain compliance with the Stockholders’ Equity Requirement or Nasdaq’s other continued listing requirements.

The Preliminary Pro Forma Information was prepared by the Company’s financial personnel and is the responsibility of management. It is preliminary, unaudited and based on information available as of September 11, 2026. The presentation does not include all financial statements and disclosures required by generally accepted accounting principles in the United States (“U.S. GAAP”) and should not be viewed as a substitute for the Company’s financial statements prepared in accordance with U.S. GAAP. It should be read together with the Company’s previously filed financial statements and related notes.

The information remains subject to the completion of financial statement preparation, account reconciliations, closing procedures and the finalization of estimates and accounting analyses, as well as adjustments arising from the independent registered public accounting firm’s review of the Company’s quarterly financial statements and audit of its annual financial statements. Potential adjustments include the classification and valuation of preferred stock, warrants and embedded features; the accounting for the Series A amendment; the allocation of financing proceeds and offering costs; preferred dividends; accrued liabilities; compensation expense; and other financial statement items. Final reported amounts may differ materially from the preliminary amounts presented, and any difference could affect the Company’s assessment of compliance with the Equity Requirement.

The Preliminary Pro Forma Information reflects only the specified transactions and assumptions described in Exhibit 99.1. It is not a representation of the Company’s actual financial position on September 11, 2026, a projection of results for the quarter ending September 30, 2026 or the year ending December 31, 2026, or an assurance of continued listing. Further operating losses, dividends, expenses or other charges may reduce stockholders’ equity. Investors are cautioned against placing undue reliance on this preliminary information.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section. It shall not be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent expressly incorporated by specific reference in that filing. This report does not constitute an offer to sell or a solicitation of an offer to buy any securities. The private placement securities have not been registered under the Securities Act and may be offered or sold only pursuant to registration or an applicable exemption.

Forward Looking statements

This Current Report on Form 8-K contains forward-looking statements. To the extent applicable, the Company intends these statements to be covered by the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements include expectations regarding final financial reporting and accounting treatment; the timing and outcome of Nasdaq’s and the Panel’s review; the Company’s ability to regain and maintain compliance with Nasdaq’s continued listing requirements; and future stockholders’ equity, financial condition and capital needs. Words such as “believes,” “expects,” “estimates,” “anticipates,” “intends” and “may” and similar expressions may identify such statements.

These statements are based on current expectations and assumptions and involve risks and uncertainties that may cause actual outcomes to differ materially. Those risks include adjustments identified during closing, review and audit procedures; changes to the classification, valuation or accounting treatment of the preferred stock, warrants or related contractual provisions; differences between estimated and actual offering costs; additional operating losses, preferred dividends and other charges; Nasdaq’s exercise of discretion in evaluating both current equity and the ability to sustain compliance; additional conditions or information required by Nasdaq; an adverse Panel determination; the Company’s ability to satisfy other listing standards, obtain required stockholder approvals and comply with its financing and registration rights obligations; and the availability of additional capital if needed. Additional risks are described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, and its subsequent reports and other filings with the Securities and Exchange Commission.

Forward-looking statements are not guarantees of future performance or of a favorable Nasdaq determination and speak only as of the date made. Except as required by applicable law, the Company undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description

99.1	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of August 31, 2026 and Accompanying Notes (furnished herewith).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 11, 2026	Caring Brands, Inc.

	By:	/s/ Glynn Wilson
	Name:	Dr. Glynn Wilson
	Title:	Chief Executive Officer